Exhibit 99.1
Dana Holding Corporation Reports Second-Quarter 2008 Results
TOLEDO, Ohio — August 7, 2008 — Dana Holding Corporation (NYSE: DAN) has announced its second-quarter 2008 results.
Second-quarter highlights include:
•	Sales of $2,333 million, a 2-percent increase compared to 2007, primarily because of currency effects;

•	Net loss of $140 million, including an $82 million non-cash impairment charge. This compares to a net loss of $133 million in the second quarter of 2007;

•	Earnings before interest, taxes, depreciation, amortization, and restructuring (EBITDA) of $128 million, compared with $143 million in 2007;

•	Strong cash balance of $1.2 billion and total liquidity of $1.6 billion at June 30, 2008; and

•	Free cash flow of $38 million.
Dana Making Progress in Turnaround
“We are making progress in our turnaround despite unprecedented headwinds in North America,” said Executive Chairman John Devine. “The combination of much lower production volumes and higher steel costs has put considerable pressure on our 2008 operating results.
“But we are working to offset these challenges through pricing, additional restructuring, and cost reductions,” he added. “And we remain focused on our game plan to turn around Dana by rebuilding the management team, improving operations, tightening our strategic direction, and employing a strong balance sheet.”
Added Chief Executive Officer Gary Convis, “For the near term, we continue to scale our North American operations — through facility consolidations and workforce reductions — to reflect a market that’s very different than what was expected just six months ago. This will necessitate the reduction of approximately 3,000 positions over the course of 2008, including the planned reduction of 500 salaried positions announced last week. At the same time, we are experiencing modest employment growth in the markets where our business is performing better.
“Longer term, we’re picking up speed with introducing what is essentially a new way of managing our business, manufacturing our products, and measuring our performance worldwide,” he added. “The new Dana Operating System is already enabling our people to drive improved product quality, customer satisfaction, and financial performance.”

Business Highlights
Total EBITDA of $128 million in the second quarter was $15 million below 2007 results for the same period. This primarily reflected higher steel costs of $25 million (net of recovery actions), lower North American production of $22 million, unfavorable currency effects of $26 million, and reduced non-steel pricing of $6 million. These negative developments were partially offset by cost savings of $64 million.
At June 30, 2008, cash balances remained strong at $1.2 billion, with available global liquidity of $1.6 billion. Free cash flow was $38 million for the second quarter, which was largely achieved through reduced working capital of $69 million during the period.
Six-Month Results
Sales for the six months ended June 30, 2008 were $4,645 million which compares to $4,434 million for the same period in 2007. For the first six months of 2008, the company reported net income of $545 million compared to a net loss of $225 million for the same period in 2007. The six-month 2008 results include a net gain of $754 million recognized in connection with the company’s emergence from bankruptcy and application of fresh start accounting in January.
EBITDA of $275 for the first six months of 2008 improved from the $247 million for the same period in 2007, as cost reduction actions initiated during the first half of 2008, combined with previously achieved annual cost savings and pricing improvements more than offset the earnings reduction attributable to lower North American production levels and higher steel costs.
* * *
Dana to Host Second-Quarter Conference Call at 10 a.m. Today
Dana will discuss its second-quarter results in a conference call at 10 a.m. EDT today. Participants may listen to the audio portion of the conference call either through audio streaming online or by telephone. Slide viewing is only available online via a link provided on the Dana Investor Web site. To dial into the conference call, domestic locations should call 1-888-311-4590 (Conference I.D. # 55462661). International locations should call 1-706-758-0054 (Conference I.D. # 55462661). Please ask for the Dana Holding Corporation Financial Webcast and Conference Call. Phone registration will be available beginning at 9:30 a.m. An audio recording of the call will be available after 5 p.m. To access this recording, please dial 1-800-642-1687 (U.S. or Canada) or 1-706-645-9291 (international) and enter the conference I.D. number 55462661. A webcast replay will also be available after 5 p.m. today, and may be accessed via the Dana Investor Web site.

Non-GAAP Measures
In connection with Dana’s emergence from bankruptcy on January 31, 2008 and the application of fresh start accounting in accordance with the provisions of the American Institute of Certified Public Accountants’ Statement of Position 90-7, the post-emergence results of the successor company for the five months ended June 30, 2008 and the pre-emergence results of the predecessor company for the one month ended January 31, 2008 are presented separately as successor and predecessor results in the financial statements presented in accordance with generally accepted accounting principles (GAAP). This presentation is required by GAAP as the successor company is considered to be a new entity, and the results of the new entity reflect the application of fresh start accounting. For the readers’ convenience and interest in this earnings release, we have combined the separate successor and predecessor periods to derive combined results for the six months ended June 30, 2008. The financial information accompanying this release provides the separate successor and predecessor GAAP results for the applicable periods, along with the combined results described above for the first half of 2008.
This release refers to EBITDA, which we’ve defined to be earnings before interest, taxes, depreciation, amortization and restructuring. EBITDA is a non-GAAP financial measure, and the measure currently being used by Dana as the primary measure of its reportable operating segment performance. EBITDA was selected as the primary measure for operating segment performance as well as a relevant measure of Dana’s overall performance given the enhanced comparability and usefulness after application of fresh start accounting. The most significant impact to Dana’s ongoing results of operations as a result of applying fresh start accounting is higher depreciation and amortization. By using EBITDA, which is a performance measure that excludes depreciation and amortization, the comparability of results is enhanced. Management also believes that EBITDA is an important measure since the financial covenants of our primary debt agreements are EBITDA-based, and our management incentive performance programs are based, in part, on EBITDA. Because it is a non-GAAP measure, EBITDA should not be considered a substitute for net income or other reported results prepared in accordance with GAAP. The financial information accompanying this release provides a reconciliation of EBITDA for the periods presented to the reported income (loss) from continuing operations before income taxes, which is a GAAP measure.
Forward-Looking Statements
Certain statements and projections contained in this news release are, by their nature, forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on our current expectations, estimates and projections about our industry and business, management’s beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement.

Dana’s Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other Securities and Exchange Commission filings discuss important risk factors that could affect our business, results of operations and financial condition. The forward-looking statements in this news release speak only as of this date. Dana does not undertake any obligation to revise or update publicly any forward-looking statement for any reason.
About Dana Holding Corporation
Dana is a world leader in the supply of axles; driveshafts; and structural, sealing, and thermal-management products; as well as genuine service parts. The company’s customer base includes virtually every major vehicle manufacturer in the global automotive, commercial vehicle, and off-highway markets, which collectively produce more than 70 million vehicles annually. Based in Toledo, Ohio, the company’s operations employ approximately 35,000 people in 26 countries and reported 2007 sales of $8.7 billion. For more information, please visit: www.dana.com.

Investor Contact	Media Contact
Karen Crawford: (419) 535-4635	Chuck Hartlage: (419) 535-4728
# # #

DANA HOLDING CORPORATION
Consolidated Statement of Operations (Unaudited)
For the Three Months Ended June 30, 2008 and 2007

	Three Months Ended
	June 30,
	Dana	Prior Dana
	2008	2007
Net sales	$2,333	$2,289
Costs and expenses
Cost of sales	2,206	2,141
Selling, general and administrative expenses	84	88
Amortization of intangibles	19
Realignment charges, net	40	134
Impairment of goodwill	75
Impairment of intangible assets	7
Other income, net	20	32

Loss from continuing operations before interest, reorganization items and income taxes	(78)	(42)
Interest expense (contractual interest of $17 for the one month ended January 31, 2008 and $55 for the three months ended June 30, 2007	35	28
Reorganization items, net	12	38

Loss from continuing operations before income taxes	(125)	(108)
Income tax expense	(12)	(3)
Minority interests	(3)	(4)
Equity in earnings of affiliates	2	10

Loss from continuing operations	(138)	(105)
Loss from discontinued operations	(2)	(28)

Net loss	(140)	(133)
Preferred stock dividend requirements	8

Net loss available to common stockholders	$(148)	$(133)

Net loss from continuing operations:
Basic	$(1.46)	$(0.70)
Diluted	$(1.46)	$(0.70)
Net loss from discontinued operations
Basic	$(0.01)	$(0.19)
Diluted	$(0.01)	$(0.19)
Net loss available to common stockholders
Basic	$(1.47)	$(0.89)
Diluted	$(1.47)	$(0.89)
Average common shares outstanding:
Basic	100	150
Diluted	160	150

DANA HOLDING CORPORATION
Consolidated Statement of Operations (Unaudited)
For the Six Months Ended June 30, 2008 and 2007

	Dana	Prior Dana	Combined	Prior Dana
	Five Months	One Month	Six Months	Six Months
	Ended	Ended	Ended	Ended
	June 30,	January 31,	June 30,	June 30,
	2008	2008	2008 (1)	2007
Net sales	$3,894	$751	$4,645	$4,434
Costs and expenses
Cost of sales	3,683	702	4,385	4,184
Selling, general and administrative expenses	149	34	183	184
Amortization of intangibles	31		31
Realignment charges, net	45	12	57	153
Impairment of goodwill	75		75
Impairment of intangible assets	7		7
Other income, net	52	8	60	78

Income (loss) from continuing operations before interest, reorganization items and income taxes	(44)	11	(33)	(9)
Interest expense (contractual interest of $17 for the the one month ended January 31, 2008 and $105 for the six months ended June 30, 2007)	62	8	70	51
Reorganization items, net	21	98	119	75
Fresh start accounting adjustments		1,009	1,009

Income (loss) from continuing operations before income taxes	(127)	914	787	(135)
Income tax expense	(32)	(199)	(231)	(18)
Minority interests	(5)	(2)	(7)	(6)
Equity in earnings of affiliates	3	2	5	18

Income (loss) from continuing operations	(161)	715	554	(141)
Loss from discontinued operations	(3)	(6)	(9)	(84)

Net income (loss)	(164)	709	545	(225)
Preferred stock dividend requirements	13		13

Net income (loss) available to common stockholders	$(177)	$709	$532	$(225)

Net income (loss) from continuing operations:
Basic	$(1.74)	$4.77		$(0.94)
Diluted	$(1.74)	$4.75		$(0.94)
Net loss from discontinued operations
Basic	$(0.02)	$(0.04)		$(0.56)
Diluted	$(0.02)	$(0.04)		$(0.56)
Net income (loss) available to common stockholders:
Basic	$(1.76)	$4.73		$(1.50)
Diluted	$(1.76)	$4.71		$(1.50)
Average common shares outstanding:
Basic	100	150		150
Diluted	160	150		150

(1)	See “Non-GAAP Measures” in body of press release for comments regarding the presentation of combined information for the six months ended June 30, 2008

DANA HOLDING CORPORATION
Consolidated Balance Sheet (Unaudited)
At June 30, 2008 and December 31, 2007

	Dana	Prior Dana
	June 30,	December 31,
Assets	2008	2007
Current assets
Cash and cash equivalents	$1,191	$1,271
Restricted cash		93
Accounts receivable
Trade, less allowance for doubtful accounts of $21 in 2008 and $20 in 2007	1,431	1,197
Other	295	295
Inventories
Raw materials	401	331
Work in process and finished goods	640	481
Assets of discontinued operations		24
Other current assets	147	100

Total current assets	4,105	3,792
Goodwill	248	349
Intangibles	649	1
Investments and other assets	269	348
Investments in affiliates	172	172
Property, plant and equipment, net	2,039	1,763

Total assets	$7,482	$6,425

Liabilities and stockholders’ equity (deficit)
Current liabilities
Notes payable, including current portion of long-term debt	$62	$283
Debtor-in-possession financing		900
Accounts payable	1,203	1,072
Accrued payroll and employee benefits	265	258
Liabilities of discontinued operations		9
Taxes on income	160	12
Other accrued liabilities	501	418

Total current liabilities	2,191	2,952

Liabilities subject to compromise		3,511
Deferred employee benefits and other non-current liabilities	879	630
Long-term debt	1,318	19
Minority interest in consolidated subsidiaries	115	95
Commitments and contingencies

Total liabilities	4,503	7,207

Preferred stock, 50,000,000 shares authorized
Series A, $0.01 par value, 2,500,000 issued and outstanding	242
Series B, $0.01 par value, 5,400,000 issued and outstanding	529
Common stock, $.01 par value, 450,000,000 authorized, 99,735,387 issued and outstanding	1
Prior Dana common stock, $1.00 par value, 350,000,000 authorized, 150,245,250 issued and outstanding		150
Additional paid-in capital	2,310	202
Accumulated deficit	(177)	(468)
Accumulated other comprehensive income (loss)	74	(666)

Total stockholders’ equity (deficit)	2,979	(782)

Total liabilities and stockholders’ equity (deficit)	$7,482	$6,425

Consolidated Statement of Cash Flows (Unaudited)
For the Three Months Ended June 30, 2008 and 2007

	Three Months Ended
	Dana	Prior Dana
	June 30,	June 30,
	2008	2007
Cash flows — operating activities
Net income (loss)	$(140)	$(133)
Depreciation	72	69
Amortization of intangibles	23
Amortization of inventory valuation
Amortization of deferred financing charges and original issue discount	7
Impairment of goodwill and other intangible assets	82
Non-cash portion of U.K. pension charge		60
Minority interest	3	6
Reorganization:
Gain on settlement of liabilities subject to compromise
Payment of claims (1)	(9)
Reorganization items net of cash payments	(5)	(20)
Fresh start adjustments
Payments to VEBAs		(27)
Loss (gain) on sale of businesses and assets		(22)
Change in working capital	69	(12)
Other, net	(26)	(56)

Net cash flows provided by (used in) operating activities (1)	76	(135)

Cash flows — investing activities
Purchases of property, plant and equipment (1)	(47)	(55)
Proceeds from sale of businesses and assets		93
Change in restricted cash		(88)
Other	(12)	40

Net cash flows provided by (used in) investing activities	(59)	(10)

Cash flows — financing activities
Proceeds from (repayment of) debtor-in-possession facility Net change in short-term debt	(81)	(93)
Payment of DCC Medium Term Notes Proceeds from Exit Facility debt Original issue discount fees Deferred financing fees	(1)
Repayment of Exit Facility debt	(3)
Issuance of Series A and Series B preferred stock Preferred dividends paid	(11)
Other	(7)	(2)

Net cash flows provided by (used in) financing activities	(103)	(95)

Net increase (decrease) in cash and cash equivalents	(86)	(240)
Cash and cash equivalents — beginning of period	1,283	1,250
Effect of exchange rate changes on cash balances	(6)	11
Net change in cash of discontinued operations		(5)

Cash and cash equivalents — end of period	$1,191	$1,016

(1)	Free cash flow of $38 in 2008 and $(190) in 2007 is the sum of net cash provided by (used in) operating activities (excluding claims payments) reduced by the purchases of property, plant and equipment.

DANA HOLDING CORPORATION
Consolidated Statement of Cash Flows (Unaudited)
For the Six Months Ended June 30, 2008 and 2007

	Six Months Ended June 30, 2008
	Dana	Prior Dana	Combined	Prior Dana
	Five Months	One Month	Six Months	Six Months
	Ended	Ended	Ended	Ended
	June 30,	January 31,	June 30,	June 30,
	2008	2008	2008 (1)	2007
Cash flows — operating activities
Net income (loss)	$(164)	$709	$545	$(225)
Depreciation	120	23	143	139
Amortization of intangibles	38		38
Amortization of inventory valuation	15		15
Amortization of deferred financing charges and original issue discount	11		11
Impairment of goodwill and other intangible assets	82		82
Non-cash portion of U.K. pension charge				60
Minority interest	5	2	7	6
Deferred income taxes	(17)	191	174	(7)
Reorganization:
Gain on settlement of liabilities subject to compromise		(27)	(27)
Payment of claims	(97)		(97)
Reorganization items net of cash payments	(23)	79	56	7
Fresh start adjustments		(1,009)	(1,009)
Payments to VEBAs	(733)	(55)	(788)	(27)
Loss (gain) on sale of businesses and assets	1	7	8	(8)
Change in working capital	(55)	(61)	(116)	(64)
Other, net	(34)	19	(15)	(33)

Net cash flows provided by (used in) operating activities	(851)	(122)	(973)	(152)

Cash flows — investing activities
Purchases of property, plant and equipment	(76)	(16)	(92)	(94)
Proceeds from sale of businesses and assets		5	5	421
Change in restricted cash		93	93	(88)
Other	(4)	(5)	(9)	25

Net cash flows provided by (used in) investing activities	(80)	77	(3)	264

Cash flows — financing activities
Proceeds from (repayment of) debtor-in-possession facility		(900)	(900)	200
Net change in short-term debt	(88)	(18)	(106)	(28)
Payment of DCC Medium Term Notes		(136)	(136)
Proceeds from Exit Facility debt	80	1,350	1,430
Original issue discount fees		(114)	(114)
Deferred financing fees	(1)	(40)	(41)
Repayment of Exit Facility debt	(7)		(7)
Issuance of Series A and Series B preferred stock		771	771
Preferred dividends paid	(11)		(11)
Other	(12)	(1)	(13)	(2)

Net cash flows provided by (used in) financing activities	(39)	912	873	170

Net increase (decrease) in cash and cash equivalents	(970)	867	(103)	282
Cash and cash equivalents — beginning of period	2,147	1,271	1,271	704
Effect of exchange rate changes on cash balances	14	5	19	28
Net change in cash of discontinued operations		4	4	(13)

Cash and cash equivalents — end of period	$1,191	$2,147	$1,191	$1,001

(1)	See “Non-GAAP Measures” in body of press release for comments regarding the presentation of combined information for the six months ended June 30, 2008

DANA HOLDING CORPORATION
SEGMENT EBITDA RECONCILIATION (Unaudited)
Reconciliation of Segment EBITDA to Income (loss)
from Continuing Operations Before Income Taxes

	Three Months Ended
	June 30,
	Dana	Prior Dana
	2008	2007
ASG
Light Axle	$32	$35
Driveshaft	45	32
Sealing	26	22
Thermal	4	7
Structures	29	35
Eliminations and other		(10)

Total ASG	136	$121
HVSG
Commercial Vehicle	12	13
Off-Highway	50	46
Eliminations and other	(2)	(2)

Total HVSG	60	57

Total Segment EBITDA	196	178
Shared services and administrative	(36)	(44)
Other income (loss)	(24)	(9)
Foreign exchange not in segments	(8)	18

EBITDA	128	143

Depreciation	(72)	(69)
Amortization	(23)
Realignment	(40)	(134)
DCC EBIT	(3)	9
Goodwill impairment	(75)
Impairment of other intangible assets	(7)
Reorganization items, net	(12)	(38)
Interest expense	(35)	(28)
Interest income	14	9

Loss from continuing operations before income taxes	$(125)	$(108)

DANA HOLDING CORPORATION
SEGMENT EBITDA RECONCILIATION (Unaudited)
Reconciliation of Segment EBITDA to Income (loss)
from Continuing Operations Before Income Taxes

	Six Months Ended June 30, 2008
	Dana	Prior Dana	Combined	Prior Dana
	Five Months	One Month	Six Months	Six Months
	Ended	Ended	Ended	Ended
	June 30,	January 31,	June 30,	June 30,
	2008	2008	2008 (1)	2007
ASG
Light Axle	$52	$8	$60	$47
Driveshaft	71	12	83	50
Sealing	41	7	48	40
Thermal	8	3	11	14
Structures	46	5	51	58
Eliminations and other	(5)	(3)	(8)	(16)

Total ASG	$213	$32	$245	$193
HVSG
Commercial Vehicle	23	4	27	30
Off-Highway	82	15	97	87
Eliminations and other	(4)		(4)	(4)

Total HVSG	101	19	120	113

Segment EBITDA	314	51	365	306
Shared services and administrative	(67)	(13)	(80)	(85)
Other income	(21)		(21)	4
Foreign exchange not in segments	7	4	11	22

EBITDA	233	42	275	247

Depreciation	(120)	(23)	(143)	(139)
Amortization	(53)		(53)
Realignment	(45)	(12)	(57)	(153)
DCC EBIT	(2)		(2)	19
Goodwill impairment	(75)		(75)
Impairment of other intangible assets	(7)		(7)
Reorganization items, net	(21)	(98)	(119)	(75)
Interest expense	(62)	(8)	(70)	(51)
Interest income	25	4	29	17
Fresh start accounting adjustments		1,009	1,009

Income (loss) from continuing operations before income taxes	$(127)	$914	$787	$(135)

(1)	See “Non-GAAP Measures” in body of press release for comments regarding the presentation of combined information for the six months ended June 30, 2008